SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

February 11, 2002
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter)

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits.
(c)		Exhibits.
	99.1	Financial presentation materials.
Item 9.		Regulation FD Disclosure
On February 12, 2002, a presentation regarding adjustments for FAS 142, EITF 01-9 and other changes for the fiscal year ended December 29, 2001 is being webcast. These adjusted amounts will be used for comparative purposes when presenting 2002 results. Certain financial materials relating to the presentation are attached to this report as Exhibit 99.1 and are currently available on our website.

This material contains certain “forward looking” statements. These statements are based on management’s current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. PepsiCo is not under any obligation to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2002	PepsiCo, Inc.

By:	/s/ Thomas H. Tamoney, Jr.
Thomas H. Tamoney, Jr.
Vice President and
Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Financial presentation materials.